UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2005

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 First Avenue, Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01              Regulation FD Disclosure.

On March 24, 2005 Yahoo! Inc, a Delaware corporation, issued a press release announcing the approval by its Board of Directors of a stock repurchase program, effective March 2005.  The press release is furnished as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01              Financial Statements and Exhibits.

(c)            Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Yahoo! Inc., dated March 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

Date: March 24, 2005	By:	/s/ Susan Decker
	Name:	Susan Decker
	Title:	Executive Vice President, Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Yahoo! Inc., dated March 24, 2005.